                                                                Exhibit 10.1

================================================================================



                        COMMON STOCK PURCHASE AGREEMENT


                                By and Between


                             WOLFPACK CORPORATION


                               (the "Purchaser")


                                      and


                       JETCO COMMUNICATIONS CORPORATION

                 --------------------------------------------


                         Dated as of January 13, 2000


                 --------------------------------------------



================================================================================

                              TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Article I        Certain Definitions.....................................   1
Article II       Purchase of Common Stock................................   3
Article III      Representations and Warranties..........................   3
Article IV       Other Agreements of the Parties.........................   8
Article V        Defaults and Remedies...................................  10
Article VI       Conditions Precedent to Closing.........................  11
Article VII      Conditions Subsequent to Closing........................  12
Article VIII     Termination.............................................  12
Article IX       Legal Fees..............................................  13
Article X        Miscellaneous...........................................  13

Schedule 3.1(a)  Subsidiaries
Schedule 3.1(c)  Capitalization
Schedule 3.1(f)  Required Consents and Approvals
Schedule 3.1(g)  Litigation

Appendix A       Notice of Exercise

          PURCHASE AGREEMENT, dated as of January 13, 2000 (this "Agreement"),
                                                                  ---------
by and between JetCo Communications Corporation, a Texas corporation (the "Company"), with its principal office at 8111 LBJ Freeway, Suite 1100, Dallas
 -------
Texas 75251, and Wolfpack Corporation, a Delaware corporation, with its principal office at 17 Glenwood Avenue, Raleigh, North Carolina 27603 (the "Purchaser").

          WHEREAS, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire One Hundred Fifty Thousand (150,000) shares (the "Shares") of the authorized but unissued common stock, $.001 par value per share (the "Common Stock") of the Company.

          IN CONSIDERATION of the mutual covenants, promises and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

     Section 1.1. Certain Definitions. As used in this Agreement, and unless the
                  -------------------
context requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" means, with respect to any Person, any Person that,
           ---------
directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control
                                      -------------       --------------------
with") shall mean the possession, directly or indirectly, of the power to direct
----
or cause the direction of the management and policies of such Person, whether through the ownership of voting securities by contract or otherwise.

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
is a legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other government actions to close, between the hours of 9:30 a.m. and 6:00 p.m. New York Time.

          "Closing" shall have the meaning set forth in Section 2.1(b).
           -------                                      --------------

          "Closing Date" shall mean the date of Closing, as set forth in
           ------------
Section 2.1(b).

          "Code" means the Internal Revenue Code of 1986, as amended, and the
           ----
rules and regulations thereunder as in effect on the date hereof.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Stock" means shares now or hereafter authorized of the class
           ------------
of Common Stock, $.001 par value, of the Company and stock of any other class into which such shares may thereafter have been classified or changed.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
encumbrance, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

          "Material" shall mean having a financial consequence in excess of
           --------
$100,000.

          "Material Adverse Effect" shall have the meaning set forth in Section
           -----------------------                                      -------
3.1(a).
------

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Per Share Consideration" shall have the meaning set forth in Section
           -----------------------                                      -------
2.1(a).
------

          "Person" means an individual or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Purchase Price" shall have the meaning set forth in Section 2.1(a).
           --------------                                      --------------

          "Required Approvals" shall have the meaning set forth in Section
           ------------------                                      -------
3.1(f).
------

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Subsidiaries" shall have the meaning set forth in Section 3.1(a).
           ------------                                      --------------

                                  ARTICLE II

                           PURCHASE OF COMMON STOCK
                           ------------------------

     Section 2.1.  Purchase of Common Stock; Closing
                   ---------------------------------

          (a) Subject to the terms and conditions herein set forth, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company on the Closing Date, One Hundred Fifty Thousand (150,000) Shares of Common Stock, at a price per Share of US$1.00 (the "Per Share Consideration").
                                                    -----------------------
The Per Share Consideration multiplied by the number of Shares to be purchased by the Purchasers hereunder is hereinafter referred to as the "Purchase Price. "
                                                               --------------
The total Purchase Price is $150,000.

          (b) The closing of the purchase and sale of the Shares of Common Stock (the "Closing") shall take place at the offices of the Company on or
            -------
before January 14, 2000. The date of the Closing is hereinafter referred to as the "Closing Date".
     ------------

          (c)  At the Closing, (i) the Purchaser shall deliver to the Company
(A) US$150,000 of the Purchase Price as determined pursuant to this Article I in
                                                                    ---------
immediately available funds by wire transfer to an account designated in writing by the Company prior to the Closing and (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Purchaser pursuant to this Agreement, and (ii) immediately upon receipt of the Purchase Price, the Company shall deliver to the Purchaser Agent (A) certificates for One Hundred Fifty Thousand (150,000) shares of Common Stock registered in the name of the Purchaser (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Company pursuant to this Agreement.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     3.1. Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Organization and Qualification. The Company is a corporation,
               ------------------------------
duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 3.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries
                                       ------------
is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, or (b) the Purchaser's rights under this Agreement (a "Material Adverse
                                                       ----------------
Effect").
------

          (b)  Authorization; Enforcement. The Company has the requisite
               --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (c)  Capitalization. The authorized, issued and outstanding capital
               --------------
stock of the Company and each of the Subsidiaries is set forth in Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in Schedule 3.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents.

          (d)  Issuance of the Common Stock. The Shares of Common Stock have
               ----------------------------
been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their terms. When issued in accordance with the terms hereof, the Shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

          (e)  No Conflicts. The execution, delivery and performance of this
               ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws or (ii) subject to obtaining the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

          (f)  Consents and Approvals. Except as specifically set forth in
               ----------------------
Schedule 3.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than the making of the applicable blue-sky filings under state securities laws, and other than, in all cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the Closing and deliver to the Purchaser the Shares of Common Stock free and clear of all Liens (collectively, the "Required Approvals").
     ------------------

          (g)  Litigation; Proceedings. Except as specifically disclosed in
               -----------------------
Schedule 3.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, State, county, local or foreign) which
(i) relates to or challenges the legality, validity or enforceability of this Agreement or the Shares of Common Stock (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement.

          (h)  No Default or Violation. Neither the Company nor any Subsidiary
               -----------------------
(i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

          (i)  Certain Fees.  No fees or commission will be payable by the
               ------------
Company to any investment banker or bank with respect to the consummation of the transactions contemplated hereby.

          (j)  Non-Registered Offering. Neither the Company nor any Person
               -----------------------
acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Shares of Common Stock under the Securities Act) which might subject the offering, issuance or sale of the Shares of Common Stock to the registration requirements of Section 5 of the Securities Act.

          (k)  Non-Reporting Company; Eligibility to use Exemption under Rule
               --------------------------------------------------------------
506 of Regulation D. The Company is not subject to the reporting requirements of
-------------------
Section 13 or Section 15(d) of the Exchange Act. The Company is eligible to issue securities exempt from the registration requirements of Section 5 of the Securities Act pursuant to Rule 506 of Regulation D promulgated under the Securities Act.

     Section 3.2.  Representations and Warranties of the Purchasers. The
                   ------------------------------------------------
Purchasers hereby represents and warrants to the Company as follows:

          (a)  Organization; Authority. The Purchaser is a corporation duly and
               -----------------------
validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The purchase of the shares of Common Stock by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          (b)  Investment Intent. The Purchaser is acquiring the Shares of
               -----------------
Common Stock for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and State securities laws.

          (c)  Purchaser's Status. At the time the Purchaser was offered the
               ------------------
Shares, it was not, and at the date hereof, is not, and at the Closing Date, will not be "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser was not organized for the specific purpose of acquiring the shares of Common Stock of the Company. The Purchaser is purchasing the Shares for its own account.

          (d)  Experience of Purchaser. The Purchaser, either alone or
               -----------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

          (e)  Ability of Purchasers to Bear Risk of Investment. The Purchaser
               ------------------------------------------------
is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

          (f)  Prohibited Transactions. The Shares to be purchased by the
               -----------------------
Purchaser are not being acquired, directly or indirectly, with the assets of any "employee benefit plan", within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

          (g)  Access to Information. The Purchaser acknowledges that it has
               ---------------------
been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Common Stock; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Shares.

          (h)  Reliance. The Purchaser understands and acknowledges that (i) the
               --------
Shares are being offered and sold, to them without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, (ii) the availability of such exemption, depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance, and (iii) that the certificates representing the shares will bear the appropriate legend stating the restrictions on the resale and transfer of the shares.

          The Company acknowledges and agrees that the Purchaser makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Article III herein.
                                           -----------

                                  ARTICLE IV

                        OTHER AGREEMENTS OF THE PARTIES
                        -------------------------------

     Section 4.1. Manner of Offering. The Shares of Common Stock and the Option
                  ------------------
Shares are being issued pursuant to Rule 506 of Regulation D promulgated under
Section 4(2) of the Securities Act. The Shares of Common Stock will not be exempt from restrictions on transfer, and certificates for the shares of Common Stock will carry a restrictive legend with respect to the restrictions on the resale and transfer of the Shares.

     Section 4.2. Furnishing of Information. As long as the Purchaser owns the
                  -------------------------
Shares, the Company will promptly furnish to it all annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act.

     Section 4.3. Notice of Certain Events. The Company shall (i) advise the
                  ------------------------
Purchaser promptly after obtaining knowledge thereof, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section III untrue or that requires the making of any additions to or changes in the Company's representations or warranties in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Common Stock under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Common Stock under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     Section 4.4. Blue Sky Laws. The Company shall cooperate with the Purchaser
                  -------------
in connection with the exemption from registration of the Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and to continue such exemption at all times through the fourth anniversary of the Closing Date; provided, however, that neither the Company nor its
                  --------  -------
Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Shares and the Option Shares under
Section 4.9 to the Purchaser.

     Section 4.5  Integration. The Company shall not and shall use its best
                  -----------
efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser.

     Section 4.6  Solicitation Materials. The Company shall not (i) distribute
                  ----------------------
any offering materials in connection with the offering and sale of the Shares other than the information previously supplied to the Purchaser or (ii) solicit any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

     Section 4.7. Prohibition on Certain Actions. From the date hereof through
                  ------------------------------
the Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the consent of the Purchaser, (i) amend its Certificate of Incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing.

     Section 4.8. Use of Purchase Price. The Company shall apply the Purchase
                  ---------------------
Price exclusively for the use in the acquisition of FaithNet (the "FaithNet Acquisition"), in order that FaithNet become a wholly-owned subsidiary of the Company and the acquisition of the customer base of one of the following companies; Trinity, USA Telco, OPM or Home Phone (the "Customer Base Acquisition").

     Section 4.9  Stock Option. The Company hereby grants to the Purchaser the
                  ------------
option (the "Option") to purchase up to 550,000 Shares of the Common Stock of the Company for a period of 18 months from the date of this Agreement, subject to the following conditions:

          (a)     Exercise Price. The exercise price per share shall be $1.00.
                  --------------
                  The Shares issued by the Company under the Option shall not be registered pursuant to Section 5 of the Securities Act and the certificates representing such shares will bear the appropriate legend restricting the transfer and sales of such shares.

          (b)     Notice of Exercise. The Purchaser shall exercise the Option by
                  ------------------
                  giving written notice ("the Exercise Notice") to the Company in the form attached hereto as APPENDIX A and delivery of the exercise price. Delivery of the Exercise Notice shall be made by facsimile and payment of the exercise price shall be made in immediately available funds by wire transfer to the account designated by the Company in Section 2.1(c).

          (c)     Delivery of Option Shares. Within two (2) Business Days of
                  -------------------------
                  receipt of the exercise price, the Company shall deliver the Option Shares to the Purchaser within two (2) Business Days.

          (d)     Additional Consideration.  In the event that the Company
                  ------------------------
                  closes the FaithNet Acquisition and the Customer Base Acquisition within ninety (90) days from the date of this Agreement, then the Company shall have the right to require additional consideration in order for the Option to continue. Within thirty

                  (30) Business Days of the closing of the FaithNet Acquisition and the Customer Base Acquisition, the Company shall send written notice by facsimile to the Purchaser of the closing date of the FaithNet Acquisition and the Customer Base Acquisition, and the required additional consideration. The Purchaser shall have up to sixty (60) Business Days from its receipt of the notice from the Company to send written notice by facsimile of whether it agrees to pay the additional consideration or rejects the payment of the additional consideration. If the Purchaser agrees to the payment of the additional consideration, then the Purchaser shall pay such additional consideration within five (5) Business Days. If the Purchaser does not agree to pay the additional consideration, then the Option will terminate immediately upon the Company's receipt of the notice of rejection from the Purchaser.

                                   ARTICLE V

                             DEFAULT AND REMEDIES

     In the event the Company desires to change the use of the Purchase Price for some purpose other than the FaithNet Acquisition and the Customer Base Acquisition (the "Original Use"), the Company shall send a written notice by facsimile to the Purchaser explaining the change in the use of the Purchase Price (the "Change Notice"). The Change Notice shall include all information necessary to the satisfaction of the Purchaser to understand the change in the use of the Purchase Price. The Purchaser shall have four (4) Business Days from the receipt of the Change Notice to consent in writing to the change in the use of the Purchase Price or notify the Company in writing that such consent is not granted. In the event that the Purchaser does not grant such consent, the Company shall have two (2) Business Days to give written notice (the "Decision Notice") to the Purchaser if the Company will change the use of the Purchase Price from the Original Use. If the Company notifies the Purchaser that it will change the use of the Purchase Price from the Original Use, then this Agreement shall be voidable at the sole option of the Purchaser. In order to declare this Agreement void, the Purchaser shall send written notice within five (5) Business Days of Purchaser's receipt of the Decision Notice that the Purchaser is electing to void this Agreement (the "Voiding Notice"). Upon the Purchaser sending the Voiding Notice, this Agreement shall become void, and within five
(5) Business Days of receipt of the Voiding Notice, the Company shall return the full amount of the Purchase Price to the Purchaser. Upon receipt of the Purchase Price, the Purchaser shall return the certificates representing the Shares of Common Stock to the Company.

                                  ARTICLE VI

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

     Section 6.1. Conditions Precedent to Obligations of the Purchaser. The
                  ----------------------------------------------------
obligation of the Purchaser to purchase the shares of Common Stock is subject to the satisfaction or waiver by the Purchaser, at or prior to the Closing, of each of the following conditions:

          (a)     Legal Opinion. The Purchaser shall have received the legal
                  -------------
opinion, addressed to it and dated the Closing Date from the legal counsel for the Company. Such legal opinion shall address the Company's authority to enter into this Agreement, the availability of Rule 506 of Regulation D for the offer and sale of the Shares and that upon issuance, the shares of Common Stock and the Option Shares shall be fully paid, validly issued and non-assessable;

          (b)     Accuracy of the Company's Representations and Warranties. The
                  --------------------------------------------------------
representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

          (c)     Performance by the Company. The Company shall have performed,
                  --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

          (d)     No Material Adverse Effect. There has been no event which had
                  --------------------------
a Material Adverse Effect on the Company which has not been disclosed to the Purchaser;

          (e)     No Prohibitions. The purchase of and payment for the shares of
                  ---------------
Common Stock hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Purchaser to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchaser of the purchase of the shares (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

          (f)     Company Certificates. The Purchaser shall have received a
                  --------------------
certificate, dated the Closing Date, signed by the Secretary or an Assistant Secretary of the Company and certifying (i) that attached thereto is a true, correct and complete copy of (A) the Company's Certificate of Incorporation, as amended to the date thereof, (B) the Company's By-Laws, as amended to the date thereof, and (C) resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement, the issuance and sale of the Shares and (ii) the incumbency of officers executing this Agreement;

     Section 6.2. Conditions Precedent to Obligations of the Company. The
                  --------------------------------------------------
obligation of the Company to issue and sell the Shares of Common Stock hereunder is subject to the satisfaction or waiver by the Company, at or to the Closing, of each of the following conditions:

          (a)     Accuracy of the Purchaser's Representations and Warranties.
                  ----------------------------------------------------------
The representations and warranties of the Purchasers shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

          (b)     Performance by the Purchaser. The Purchaser shall have
                  ----------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

          (c)     No Prohibitions. The sale of the Shares of Common Stock
                  ---------------
hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Company to any penalty, or in its reasonable judgment, any other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Company of the sale of Shares to the Purchaser (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement).

                                  ARTICLE VII

                       CONDITIONS SUBSEQUENT TO CLOSING
                       --------------------------------

     The Company shall deliver to the Purchaser a certificate of good standing from the Secretary of State of Texas within seven (7) Business Days from the Closing Date.

                                 ARTICLE VIII

                                  TERMINATION
                                  -----------

     Section 8.1. Termination by Mutual Consent. This Agreement may be
                  -----------------------------
terminated at any time prior to Closing by the mutual consent of the Company and the Purchaser.

     Section 8.2. Termination by the Company or the Purchaser. This Agreement
                  -------------------------------------------
may be terminated prior to Closing by either the Company or the Purchaser, by giving written notice of such termination to the other party, if:

          (a) the Closing shall not have occurred by January 14, 2000; provided that the terminating party is not then in material breach of its
-------- ----
obligations under this Agreement in any manner that shall have caused the failure referred to in this paragraph (a); or

          (b) there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the Closing or if the consummation of the Closing would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

     Section 8.3.  Termination by the Company. This Agreement may be terminated
                   --------------------------
prior to Closing by the Company, by giving written notice of such termination to the Purchaser, if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five (5) Business Days following receipt by the Purchaser of notice of such breach.

     Section 8.4.  Termination by the Purchaser. This Agreement may be
                   ----------------------------
terminated prior to Closing by the Purchaser, by giving written notice of such termination to the Company, if:

          (a) the Company has breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five (5) Business Days following receipt by the Company of notice of such breach; or

          (b) there has occurred an event which could reasonably be expected to have a Material Adverse Effect and which is not disclosed in this Agreement; or

                                  ARTICLE IX

                                  LEGAL FEES
                                  ----------

     In the event any Party commences a legal action to enforce its rights under this Agreement, the non-prevailing party shall pay all reasonable costs and expenses (including reasonable attorney's fees, accountant's fees, appraiser's fees, and investigative fees) incurred in enforcing such rights.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     Section 10.1. Fees and Expenses. Except as set forth above, each party
                   -----------------
shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchaser shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay all costs, expenses, fees and all taxes incident to and in connection with: (A) all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith (B) the issuance and delivery of the Shares, (C) the qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Purchaser's counsel relating to such registration or qualification), and (D) the preparation of certificates for the Shares (including, without limitation, printing and engraving thereof).

     Section 10.2. Entire Agreement; Amendments. This Agreement, together with
                   ----------------------------
the Exhibits, Annexes and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This agreement shall be deemed to have been drafted and negotiated by both parties hereto and no prescriptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

     Section 10.3. Notices. Any notice or other communication required or
                   -------
permitted to be given hereunder shall be in writing and shall be deemed to have been made upon facsimile (with transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

          If to the Company:  William Evans, President and Chairman
                              JetCo Communications Corporation
                              8111 LBJ Freeway
                              Suite 1100
                              Dallas, TX 75251
                              Tel: (972) 939-1499
                              Fax: (972) 690-0441

          With copies to:     __________________
                              __________________
                              __________________
                              Tel:
                              Fax:

            If to the Purchaser:   Peter L. Coker, Sr., President
                                   Wolfpack Corporation
                                   17 Glenwood Avenue
                                   Raleigh, North Carolina 27603
                                   Tel: (919) 831-1351
                                   Fax: (919) 831-0577

            With copies to:        Adam S. Gottbetter
                                   Kaplan Gottbetter & Levenson, LLP
                                   630 Third Avenue
                                   New York, NY 10017
                                   Tel: 212-983-6900
                                   Fax: 212-983-9210

or such other address as may be designated in writing hereafter, in the same manner, by such person.

     Section 10.4  Amendments; Waivers. No provision of this Agreement may be
                   -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 10.5. Headings. The headings herein are for convenience only, do
                   --------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 10.6. Successors and Assigns. This Agreement may not be assigned by
                   ----------------------
any party without the prior written consent of all the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     Section 10.7. No Third Party Beneficiaries. This Agreement is intended for
                   ----------------------------
the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 10.8. Governing Law: Service of Process. This Agreement shall be
                   ---------------------------------
governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Agreement or any of its exhibits shall be exclusively brought in the state and/or federal courts in the State and County of New York. Service of process in any action by Purchasers to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     Section 10.9.  Survival. The representations and warranties of the Company
                    --------
and the Purchaser contained in Article III and the agreements and covenants of
                               -----------
the parties contained in Article IV, the default and remedies contained in
                         ----------
Article V and this Article IX shall survive the Closing (or any earlier
---------          ----------
termination of this Agreement).

     Section 10.10. Counterpart Signatures. This Agreement may be executed in
                    ----------------------
two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     Section 10.11. Publicity. The Company and the Purchaser shall consult with
                    ---------
each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

     Section 10.12. Severability. In case any one or more of the provisions of
                    ------------
this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     Section 10.13. Remedies. In addition to being entitled to exercise all
                    --------
rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under this Agreement and the Company will be entitled to specific performance of the obligations of the Purchaser hereunder with respect to the subsequent transfer of Shares. Each of the Company and the Purchaser agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                            Signature Page Follows

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                   Company:

                                   JETCO COMMUNICATIONS CORPORATION


                                   By:  /s/ WILLIAM EVANS
                                      ---------------------------------------
                                       Name:  William Evans
                                       Title: President

                                   Purchaser:

                                   WOLFPACK CORPORATION


                                   By:  /s/ PETER L. COKER
                                      ---------------------------------------
                                       Name: Peter L. Coker
                                       Title: President

                              [Schedules omitted]

                                  APPENDIX 1

                              NOTICE OF EXERCISE
                              ------------------



          1. The undersigned hereby elects to exercise the option to purchase shares of the Common Stock $.001 par value per share of JetCo Communications Corporation ( the "Company") at $1.00 per share for a total of $___________ and pursuant to the terms of the Common Stock Purchase Agreement dated January __, 2000 between the Company and Wolfpack Corporation, and tenders herewith payment of the purchase price of such shares in full.

          2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

          3. The undersigned represents it is acquiring the shares solely for its own account and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.






                                                 ---------------------------
                                                         (Signature)



-------------
   (Date)